CONSENT TO ADDITIONAL BORROWING BASE ASSETS

December 2, 2004

Daniel J. Booth
Chief Operating Officer
Omega Healthcare Investors, Inc.
9690 Deereco Road, Suite 100
Timonium, Maryland 21093

Re:   Credit Agreement dated as of March 22, 2004 by and among OHI ASSET, LLC, a Delaware limited liability company, OHI ASSET (ID), LLC, a Delaware limited liability company, OHI ASSET (LA), LLC, a Delaware limited liability company, OHI ASSET (TX), LLC, a Delaware limited liability company, OHI ASSET (CA), LLC, a Delaware limited liability company, DELTA INVESTORS I, LLC, a Maryland limited liability company, DELTA INVESTORS II, LLC, a Maryland limited liability company and Texas Lessor-Stonegate, LP, a Maryland limited partnership (each of the foregoing entities shall be hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the lenders identified on the signature pages thereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer, as amended by that certain First Amendment and Assignment Agreement, dated as of June 18, 2004, as amended by that certain Second Amendment to Credit Agreement and Waiver, dated as of November 5, 2004 (collectively, the "Credit Agreement").

Ladies and Gentlemen:

Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Second Amendment to Credit Agreement and Waiver, dated as of November 5, 2004, among other things, joined Texas Lessor-Stonegate, LP ("TL-S") as a Borrower under the Credit Agreement. Since that time, the Administrative Agent and the Borrowers have been working to qualify the six Real Property Assets currently owned by TL-S as "Borrowing Base Assets" under the Credit Agreement (the six Real Property Assets owned by TL-S are commonly known as (i) Heritage Plaza Nursing Center, Texarkana, Texas, (ii) Colonial Pines Healthcare Center, San Augustine, Texas, (iii) West Place Nursing Center, Athens, Texas, (iv) South Place Nursing Center, Athens, Texas, (v) Reunion Plaza Senior Care and Rehabilitation Center, Texarkana, Texas and (vi) Pine Grove Nursing Center, Center, Texas, collectively, the "TL-S Assets").

Section 7.12(a)(i) of the Credit Agreement provides that the Borrowers may at any time include additional Real Property Assets as "Borrowing Base Assets" so long as (i) the Real Property Assets satisfy the requirements set forth in the definition of Borrowing Base Assets (including the delivery of each of the Borrowing Base Asset Deliverables with respect thereto) and (ii) the written consent of the Administrative Agent and the Required Lenders has been obtained.

With respect to each of the TL-S Borrowing Base Assets, the Administrative Agent confirms that it has received each of the items set forth in the definition of Borrowing Base Asset Deliverables and each such item is in form and substance acceptable to the Administrative Agent.

Furthermore, for purposes of satisfying the consent requirements under the Credit Agreement, (including, without limitation, those consent requirements set forth in the definition of "Borrowing Base Asset" and in Section 7.12(a)), the undersigned Required Lenders hereby consent to the inclusion of the TL-S Assets as "Borrowing Base Assets" under the Credit Agreement.

Except to the extent specifically provided to the contrary in this Consent to Additional Borrowing Base Assets (this "Consent"), all terms and conditions of the Credit Agreement shall remain in full force and effect, without modification or limitation. This Consent shall not operate as a consent to any other action or inaction by the Borrowers, the Parent, the Guarantors or any of their Subsidiaries, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement except as specifically provided herein. This Consent may be executed in two or more counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

Please indicate your acknowledgment, acceptance and agreement or consent , as the case may be, to the foregoing Consent by signing in the space provided below and returning an executed counterpart to:

[The remainder of this page is intentionally left blank.]

            Very truly yours,

ADMINISTRATIVE AGENT:     BANK OF AMERICA, N.A.,
      as Administrative Agent

By:/S/Kevin Wagley
Name: Kevin Wagley
Title: Senior Vice President

LENDERS:                  BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By:/S/Kevin Wagley
Name: Kevin Wagley
Title: Senior Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:/S/Wilfred V.Saint
Name: Wilfred V. Saint
Title: Director
Banking Products Services, US

By:/S/Joselin  Femandas
Name: Joselin Femandes
Title: Associate Director
Banking Products Services, US

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:/S/Diane F. Rolfe
Name: Diane F. Rolfe
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:/S/Jeff Erhardt
Name: Jeff Erhardt
Title: Authorized Signatory

                        MERRILL LYNCH CAPITAL,
                              A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,
as a Lender

By:/S/Brett Robinson
Name: Brett Robinson
Title: Vice President

JPMORGAN CHASE BANK, N.A., a national
Banking association, as a Lender

By: /S/KathleenW.Bozek
Name: Kathleen W. Bozek
Title: AVP

LASALLE BANK, N.A.
as a Lender

By:/S/Geraldine M. Rudig
Name: Geraldine M. Rudig
Title: First Vice President

Acknowledged, Accepted and Agreed to:

OHI ASSET, LLC
OHI ASSET (ID), LLC
OHI ASSET (LA), LLC
OHI ASSET (TX), LLC
OHI ASSET (CA), LLC
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC

By:      Omega Healthcare Investors, Inc.,
the Sole Member of each such company

By: : /S/ Daniel J. Booth
Name: Daniel J. Booth
Title:   Chief Operating Officer

TEXAS LESSOR-STONEGATE, LP

By:      Texas Lessor - Stonegate GP, Inc.,
its General Partner

By: /S/ Daniel J. Booth
Name: Daniel J. Booth
Title:   Chief Operating Officer